8. Income Taxes: Schedule of Components of the net deferred tax asset (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Details
Net loss	$ (1,369,470)	$ (1,702,424)	$ (558,974)
Federal Statutory Rate	21.00%	21.00%	21.00%
Computed expected tax recovery	$ (287,589)	$ (357,509)	$ (117,384)
Non-deductible expenses	(32,631)	51,044	7,946
Change in tax rates	0	0	1,511,910
Change in valuation allowance	320,220	306,465	(1,402,472)
Income tax expense	$ 0	$ 0	$ 0